UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2013 (April 24, 2013)

TEXAS CAPITAL BANCSHARES, INC.

(Name of Registrant)

Delaware	001-34657	75-2679109
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.

(Address of principal executive officers)

75201

(Zip Code)

214-932-6600

(Registrant’s telephone number,

including area code)

N/A

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

(a)	On April 24, 2013, Texas Capital Bancshares, Inc. issued a press release and made a concurrent public presentation regarding its operating and financial results for its fiscal quarter ended March 31, 2013. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the presentation is attached hereto as Exhibit 99.2.

The information in Item 2.02 of this report (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

(a)	The following is a supplement to the risk factors disclosed in our previous filings:

Our growth plans are dependent on the availability of capital and funding. Our historical ability to raise capital through the sale of common stock and debt securities may become limited by market conditions beyond our control, as has been evidenced with the economic downturn and issues affecting the financial services industry. Due to changes in regulation, trust preferred securities are no longer viable as a source of long-term debt capital, and treatment of trust preferred as capital may be changed by regulation prior to the maturity of the trust preferred. Change in capital treatment of trust preferred may require the Company to issue securities at times and with maturity, conditions, and rates that are disadvantageous. Pricing of capital, in terms of interest or dividend requirements or dilutive impact on earnings available to shareholders, has increased dramatically, and an increase in costs of capital and availability of funding can have a direct impact on operating performance and the ability to achieve growth objectives. Costs of funding could also increase dramatically and affect our growth objectives, as well as our financial performance. Additionally, the FDIC’s guarantee on non-interest bearing deposits was not extended past December 31, 2012; as a result, we could be adversely affected in our ability to attract and maintain non-interest bearing deposits as a source of cost-effective funding. Adverse changes in operating performance or financial condition or changes in statutory or regulatory requirements could make raising additional capital difficult or extremely expensive. Regulators may change capital requirements including previous interpretations of practices related to risk weights that could require an increase to the allocation of capital to assets held by the Bank, and they could require banks to make retroactive adjustment to financial statements to reflect such changes. Changes in risk weights applicable to assets held by the Bank could cause our Bank to report historical deficiencies relative to well-capitalized or minimum capital standards and cause us to raise additional capital or reduce asset balances to maintain minimum and well-capitalized levels of regulatory capital. One such change could relate to the assets generated by our mortgage warehouse business. Balances shown as “loans held for sale” are comprised of ownership interests in mortgage loans to which we have historically assigned a risk weight to mortgage loans of 50% (or 20% for loans guaranteed by the FHA or VA). The OCC may determine that assets which do not qualify as “participating interests” under ASC 860, should be assigned to the 100% risk weight category associated with loans to mortgage companies that are secured by a pledge of mortgage loans as collateral. There can be no assurances that the OCC would not require a change in the applicable risk weight on these assets, either retroactively or prospectively. The final outcome of the review by the OCC of our approach to the application of risk weights or any change that may be made in the structure of our program to effect a return to historical risk weights applied to the ownership interests in mortgage assets is uncertain.

During the first quarter of 2013, we downstreamed an additional $125 million to the Bank and applied a 100% risk weight to the loans held for sale portfolio. We believe we have at all times applied the correct risk weights to the ownership interests in mortgage loans owned by us and are prepared to defend that position. Based on the facts and circumstances related to the structure of our program, we believe it supports a 50% (or 20% for FHA/VA) risk weighting. We will determine if our business practices could be changed to maintain the risk weights historically applied and if those changes would be consistent with operating and financial risks acceptable to the Bank. Pending the final determination of the appropriate risk weighting of the Company’s ownership in mortgage loans, in the capital ratios to be included in regulatory filings and the Form 10-Q for the first quarter of 2013, we will utilize 100% risk weighting consistent with the supplemental call reports instructions issued in early April. With the 100% risk weighting for March 31, 2013 the Bank remains well capitalized and we have $157 million in the parent company to support the Bank’s future capital needs. As is typical in the mortgage business, month-end and quarter-end balances are generally much higher than average balances. The difference between the quarter-end balance and the average balance for the first quarter required approximately $22 million in additional capital using the 100% risk weight applied.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated April 24, 2013, of Texas Capital Bancshares, Inc., announcing its operating and financial results for its fiscal quarter ended March 31, 2013

99.2	Presentation given April 24, 2013 discussing Texas Capital Bancshares, Inc.’s operating and financial results for its fiscal quarter ended March 31, 2013

FORWARD-LOOKING STATEMENTS

The information in this report contains forward-looking statements within the meaning of Section 27A of the United States Securities Act of 1933 and Section 21E of the United States Securities and Exchange Act of 1934. Such statements are based upon current expectations that involve risks and uncertainties that may be outside of our control. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. For example, words such as “may,” “will,” “should,” “estimates,” “predicts,” “potential,” “continue,” “strategy,” “believes,” “anticipates,” “plans,” “expects,” “intends,” and similar expressions are intended to identify forward-looking statements. Our actual results and the timing of certain events may differ significantly from the results discussed in the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2013	TEXAS CAPITAL BANCSHARES, INC.

	By:	/s/ Peter B. Bartholow
Peter B. Bartholow
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated April 24, 2013, of Texas Capital Bancshares, Inc., announcing its operating and financial results for its fiscal quarter ended March 31, 2013

99.2	Presentation given April 24, 2013 discussing Texas Capital Bancshares, Inc.’s operating and financial results for its fiscal quarter ended March 31, 2013